UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________________

FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2021
_______________________

INNOVIVA, INC.
_______________________
(Exact Name of Registrant as Specified in its Charter)
Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number) 1350 Old Bayshore Highway, Suite 400 Burlingame, California 94010 (650) 238-9600	94-3265960 (I.R.S. Employer Identification Number)
(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)
(Former name or former address, if changed since last report)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	INVA	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On May 20, 2021, Innoviva, Inc. (“Innoviva”) entered into a share repurchase agreement (the “Share Repurchase Agreement”) to purchase 32,005,260 shares of its common stock, par value $0.01 per share, from Glaxo Group Limited (“GSK”) (the “Transaction”), representing all of the shares of common stock or other capital interests of Innoviva owned by GSK or its affiliates. The purchase price under the Share Repurchase Agreement is $12.25 per share, resulting in a total consideration of $392,064,435. The closing of the purchase under the Share Repurchase Agreement is expected to occur on or before May 25, 2021.
In order to provide proceeds to Innoviva to fund a portion of the Transaction, Innoviva Strategic Partners LLC (“Strategic Partners”), a wholly owned subsidiary of Innoviva, will receive a distribution of $110,000,000 from ISP Fund LP (the “Partnership”), in accordance with that certain Letter Agreement, dated May 20, 2021, by and among Strategic Partners, the Partnership and Sarissa Capital Fund GP LP (the “Letter Agreement”). Under the terms of the Letter Agreement, Strategic Partners has committed to make additional capital contributions to the Partnership in an amount equal to the distribution.  The Letter Agreement, and the transactions contemplated thereby, were approved by the audit committee of Innoviva’s Board of Directors.
The foregoing is a summary description of certain terms of the Share Repurchase Agreement and the Letter Agreement and does not purport to be complete, and is qualified in its entirety by reference to the full text of the Share Repurchase Agreement and the Letter Agreement, which are attached hereto as Exhibit 10.1 and 10.2 (respectively) and are incorporated herein by reference.
Item 8.01. Other Events.
On May 20, 2021, Innoviva issued a press release announcing the execution of the Share Repurchase Agreement.  A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
10.1 Share Repurchase Agreement, dated as of May 20, 2021, by and between Innoviva, Inc. and Glaxo Group Limited.
10.2 Letter Agreement, dated as of May 20, 2021, by and among Innoviva Strategic Partners LLC, ISP Fund LP and Sarissa Capital Fund GP LP.
99.1  Press Release, dated May 20, 2021.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 20, 2021	INNOVIVA, INC. By: /s/ Pavel Raifeld Pavel Raifeld Chief Executive Officer